UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2007

TWL Corporation

(Exact name of registrant as specified in its charter)

Nevada	0-8924	73-0981865
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4101 International Parkway Carrollton, Texas		75007
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(972) 309-4000

Copies to:
Darrin Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On November 15, 2007, TWL Corporation,  a Utah corporation (the "Registrant") and its newly formed, wholly owned subsidiary, TWL Corporation, a Nevada corporation ("TWL Nevada"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"),  as announced in the attached press release. Pursuant to the terms and subject to the  conditions  set forth in the Merger  Agreement, the Registrant merged with and into TWL Nevada (the "Migratory Merger"), with Registrant continuing as the surviving  corporation now being domesticated in Nevada (“Registrant-Nevada”).  The Board of Directors and majority of the shareholders of Registrant approved the Migratory Merger and the Merger Agreement.  A copy of the Merger Agreement is filed herewith.

In connection with the Migratory Merger, each share of Registrant common stock that was outstanding at the open of business on December 12, 2007 (the  "Migratory Merger  Effective  Time") was converted  into one share of common  stock of Registrant-Nevada.  Each outstanding option to purchase the Registrant’s common stock will be converted at the Migratory  Merger  Effective  Time into an option to acquire  Registrant-Nevada common stock and shall  continue to have, and be subject to, the same terms and conditions as are in effect  immediately prior to the Migratory Merger Effective Time.

Item 3.03    Material Modifications to Rights of Security Holders.

On October 17, 2007, the Board of Directors of Registrant and a majority of its shareholders approved a one (1)-for-twenty (20) reverse stock split (the “Reverse Split”) of the Registrant’s Common Stock, par value $0.001 per share (“Common Stock”), together with a Migratory Merger relocating the Registrant’s state of incorporation from Utah to Nevada (See Section 1.01 above).  The Reverse Split was duly approved by the Board of Directors of the Registrant and a majority of the Registrant’s shareholders in accordance with the authority conferred by the Utah Revised Business Corporation Act.

Pursuant to the Reverse Split, every twenty (20) shares of the Registrant’s issued and outstanding Common Stock as presently classified on the Record Date (as defined below), be reclassified and combined into one (1) whole post-split share of the Registrant’s Common Stock. No fractional shares of the Registrant’s Common Stock will be issued in connection with the Reverse Split. Shareholders who are entitled to a fractional post-split share will receive in lieu thereof one (1) whole post-split share.

The Reverse Split was effected at the close of business on December 11, 2007 (the “Record Date”), and the post-split shares began trading on the OTC Bulletin Board at the opening of business on December 12, 2007, 2007 (the “Effective Date”), or at such time thereafter as is reasonably practicable.

The Reverse Split will not affect the Registrant’s Preferred Stock, par value $0.001 per share, of which 4,300,000 shares are issued and outstanding. Accordingly, after the Reverse Split the Registrant's authorized Preferred Stock will remain unchanged.

After the Effective Date, each shareholder's percentage ownership interest in the Registrant and proportional voting power remained virtually unchanged except for minor changes that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of the Registrant’s Common Stock is substantially unaffected by the Reverse Split. All issued and outstanding options, warrants, and convertible securities would be appropriately adjusted for the Reverse Split automatically on the Record Date of the Reverse Split. All shares, options, warrants or convertible securities that the Registrant has agreed to issue (or agrees to issue prior to the Record Date of the Reverse Split) also will be appropriately adjusted for the Reverse Split.

In connection with the Reverse Split there is no requirement that shareholders obtain new or replacement stock certificates. The presently issued certificates shall be deemed for all purposes to represent the number of post-split shares that result from the Reverse Split. Each shareholder of record of shares of the Registrant's Common Stock outstanding immediately prior to the Reverse Split may, but shall not be required to, contact the Registrant's Transfer Agent to exchange the certificates originally representing such shareholder’s shares of pre-split Common Stock for new certificates representing the number of whole shares of post-split Common Stock into which the shares have been converted. There may be a fee for such new certificates. Otherwise, new certificates shall be issued upon any transfer of shares of Common Stock after the Reverse Split. The contact information for the Registrant’s transfer agent is:

STANDARD REGISTRAR & TRANSFER REGISTRANT
12528 S. 184 E
Draper, Utah 84020
Phone: (801) 571-8844
Fax: (801) 571-2551

In connection with the Reverse Split, the Registrant's Common Stock has been assigned a new symbol for quotation on the OTC Bulletin Board. The post-Reverse Split shares of Common Stock were quoted under the symbol "TWLO" on the OTC Bulletin Board commencing at the opening of trading on December 12, 2007.

Pursuant to the Reverse Split, holders of the Registrant's Common Stock are deemed to hold one (1) whole post-split share of the Registrant's Common Stock for every twenty (20) whole shares of the Registrant's issued and outstanding Common Stock as classified immediately prior to the close of business on the Record Date. No fractional shares of the Registrant's Common Stock will be issued in connection with the Reverse Split. Shareholders who are entitled to a fractional post-split share will receive in lieu thereof one (1) whole post-split share.

The CUSIP number of the post-Reverse Split Common Stock is 87309T 200.  The CUSIP number for the Common Stock before the Reverse Split (87309T101) is suspended as of the close of business on December 11, 2007.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

As described in Item 3.03 above, which is incorporated herein by this reference, on November 19, 2007 the Registrant filed Articles of Amendment (the “Articles”) with the Utah Secretary of State in connection with the Reverse Split. A copy of the Articles of Amendment is filed herewith as Exhibit 3.6 and is incorporated herein by reference. The Articles of Amendment became effective as of close of business on December 11, 2007.

The Articles of Amendment effects the Reverse Split but does not alter the authorized number of shares of the Registrant's Common Stock or the Registrant's Preferred Stock, par value $0.001 per share ("Preferred Stock"). The number of authorized shares of the Registrant's Common Stock remains seven hundred and fifty million (750,000,000) and the authorized number of shares of Preferred Stock remains ten million (10,000,000) shares.

Item 8.01 Other Events.

On December 18, 2007 the Registrant issued a news release announcing the effectiveness of the Reverse Split and the new trading symbol for shares of the Registrant's Common Stock commencing at the opening of trading on November 5, 2007. A copy of the news release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro Forma Financials statements.

Not applicable.

(c)	Shell Registrant transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number	Description

3.6	Articles of Amendment filed on November 19, 2007with the Secretary of State of the State of Utah. (Filed herewith).
10.1	Merger Agreement between Registrant and TWL Nevada, dated November 15, 2007. (Filed herewith)
99.1	Press Release of the Registrant, dated December 18, 2007 (Filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWL Corporation

December 18, 2007	By:	/s/ Dennis J. Cagan
Name: Dennis J. Cagan
Title: Chief Executive Officer